UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: February 28, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	February 28, 2015

WESTERN ASSET

HIGH YIELD DEFINED

OPPORTUNITY FUND INC. (HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the six-month reporting period ended February 28, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 27, 2015

II	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded at a solid pace during the six months ended February 28, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the second quarter of 2014, U.S. gross domestic product (“GDP”)i growth was 4.6%. GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy continued to gain momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce reported that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI reached a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 52.9 in February 2015.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment was 5.9%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and fell to 5.5% in February 2015, the lowest level since May 2008.

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on March 18, 2015, after the reporting period ended, the Fed removed “patient” from its statement regarding when it may raise rates. Rather, the Fed said it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.48%. It fell as low as 0.34% on October 15, 2014, before ending the period at 0.63%. The yield on the ten-year Treasury began the period at 2.35%. It peaked at 2.63% on September 18, 2014 and concluded the period at 2.00%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated mixed results during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 2.25% during the six months ended February 28, 2015.

Q. How did the high-yield bond market perform over the six months ended February 28, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, returned -0.08% for the six months ended February 28, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in October 2014, as well as in January and February 2015, while declining in September, November and December 2014. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down primarily due to sharply falling oil prices.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -2.49% during the six months ended February 28, 2015. The asset class rose during four of the six months of the reporting period. However, this was overshadowed by sharp declines in September

IV	Western Asset High Yield Defined Opportunity Fund Inc.

and December 2014. Those setbacks were triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended February 28, 2015, Western Asset High Yield Defined Opportunity Fund Inc. returned -2.70% based on its net asset value (“NAV”)viii and -2.58% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentix and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentx, returned -0.38% and -3.90%, respectively, over the same time frame. The Lipper High Yield Closed-End Funds Category Averagexi returned -2.28% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.66 per share. As of February 28, 2015, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$18.19 (NAV)	-2.70	%†
$16.06 (Market Price)	-2.58	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset High Yield Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 27, 2015

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of B-rated securities included in this Index.

[x]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this Index.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2015 and August 31, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — February 28, 2015

Total Spread Duration
HYI	— 3.28 years
Benchmark	— 3.55 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

2	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2015

Total Effective Duration
HYI	— 3.35 years
Benchmark	— 3.56 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 90.4%
Consumer Discretionary — 17.4%
Auto Components — 0.6%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	350,000	EUR	$443,642	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	1,810,210	(a)
Total Auto Components					2,253,852
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,154,888
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	167,260	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	479,777
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,205,100
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	760,000		799,900
Total Diversified Consumer Services					2,652,037
Hotels, Restaurants & Leisure — 5.0%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	2,800,000		2,415,000	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	227,097		232,888	(a)(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,346,038		1,181,014	(a)(c)(d)(e)
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,650,000		1,468,500	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	420,000		426,300	(a)(e)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,214,750
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,529,500	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,630,000		1,589,250
Cleopatra Finance Ltd., Senior Secured Notes	6.500%	2/15/25	1,070,000		1,068,662	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		953,750	(a)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,380,000	GBP	2,270,872	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	820,000		879,450	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		681,688	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,132,037	(a)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	320,000		320,000	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,170,000		1,184,625	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	213,000		226,845	(a)
Total Hotels, Restaurants & Leisure					20,775,131

See Notes to Financial Statements.

4	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 1.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,630,000		$1,742,062	(a)(e)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,030,750
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	970,000		986,975
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,650,000		1,608,750	(a)
Total Household Durables					5,368,537
Media — 6.8%
Altice SA, Senior Secured Notes	7.750%	5/15/22	690,000		714,150	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		457,950
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	120,298	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	184,825	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	450,000		510,188
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,853,562
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,310,000		1,306,725
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,130,000		1,115,875	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,690,000		1,508,325
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,323,627		1,336,863	(a)(e)
Nexstar Broadcasting Inc., Senior Notes	6.125%	2/15/22	1,040,000		1,063,400	(a)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,100,000		2,139,375	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	2,090,000		2,147,997	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	220,000	EUR	299,738	(a)(e)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		672,390
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		732,700	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,514,000		2,740,260	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	171,550	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,352,803	(b)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,452,100	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,750,000		1,887,813	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		212,750	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,330,000		1,270,150	(a)
Total Media					28,251,787
Multiline Retail — 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000		277,425
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,080,000		2,197,000	(a)(e)
Total Multiline Retail					2,474,425

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	280,000	GBP	$476,911	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	1,802,585	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,120,000	EUR	1,035,331	(b)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,880,000		2,455,200	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		724,350	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,415,000		1,445,069	(a)(e)
Total Specialty Retail					7,939,446
Textiles, Apparel & Luxury Goods — 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	890,000		787,650	(a)(e)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		456,500	(a)
Total Textiles, Apparel & Luxury Goods					1,244,150
Total Consumer Discretionary					72,114,253
Consumer Staples — 3.3%
Beverages — 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	930,000		925,350	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	910,000		912,275	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,000,000		1,172,500	(a)
Total Beverages					3,010,125
Food & Staples Retailing — 0.5%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,340,000		1,264,625	(a)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	950,000		1,004,625	(a)
Total Food & Staples Retailing					2,269,250
Food Products — 1.5%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	870,000	GBP	1,264,308	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,280,000		1,302,400	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,240,000		1,249,300	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,550,000		1,553,875	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	672,000		687,120	(a)
Total Food Products					6,057,003
Household Products — 0.3%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000		505,425
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	370,000		399,600	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	270,000		243,506	(a)
Total Household Products					1,148,531

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,220,000	$1,033,950
Total Consumer Staples				13,518,859
Energy — 13.1%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	3,120,000	3,010,800
CGG, Senior Notes	6.500%	6/1/21	1,480,000	1,217,300
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	400,000	370,000
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	930,000	734,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	900,000	265,500	(a)(d)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	2,010,000	597,975	(a)(d)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	930,000	702,150	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	430,000	289,444
Parker Drilling Co., Senior Notes	7.500%	8/1/20	1,370,000	1,191,900
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,140,000	1,014,600	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	2,900,000	2,325,956
Total Energy Equipment & Services				11,720,325
Oil, Gas & Consumable Fuels — 10.3%
Approach Resources Inc., Senior Notes	7.000%	6/15/21	280,000	256,900
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,530,000	451,350
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	640,000	512,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	730,000	753,725	(a)
California Resources Corp., Senior Notes	5.500%	9/15/21	810,000	743,175	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	2,440,000	2,186,850	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000	609,900
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	400,000	396,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	970,000	994,250
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	800,475
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,240,000	1,368,650
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	1,420,000	887,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	556,250
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,280,000	1,292,800
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	920,000	952,200	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	810,000	1,004,262
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000	107,250

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,130,000	$2,678,028	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,590,000	2,007,250
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,690,000	2,057,850
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000	1,183,675
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	450,000	357,750	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	3,020,000	2,702,900
MEG Energy Corp., Senior Notes	6.375%	1/30/23	2,010,000	1,919,550	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	931,600	(f)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	870,000	867,825	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	740,000	721,500	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	940,000	897,700
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	340,000	324,700	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,220,000	963,800
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,730,000	1,781,900	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,450,000	155,875
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,030,000	1,009,400
RSP Permian Inc., Senior Notes	6.625%	10/1/22	2,220,000	2,244,975	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,170,000	403,650
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,220,000	3,892,950
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	607,500	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000	613,350
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	470,000	420,650	(a)
Total Oil, Gas & Consumable Fuels				42,617,915
Total Energy				54,338,240
Financials — 9.8%
Banks — 5.9%
Bank of America Corp., Junior Subordinated	6.500%	10/23/24	650,000	690,422	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	2,137,281	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000	2,005,937
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	340,000	363,533	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	600,000	633,110	(a)(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,320,000	1,574,100	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	640,000	658,880	(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000	1,506,922	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000	542,919	(g)(h)

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,000,000		$1,028,750	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,170,000		1,205,100	(g)
Novo Banco SA, Senior Notes	5.875%	11/9/15	500,000	EUR	571,135	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000		7,735,000	(g)(h)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	350,000		416,885
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	1,848,751	(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		933,224	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	470,000		497,025	(g)(h)
Total Banks					24,348,974
Consumer Finance — 0.5%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		1,053,400
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	520,000		523,900	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	460,000		372,600	(a)
Total Consumer Finance					1,949,900
Diversified Financial Services — 2.3%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,060,000		2,137,250	(a)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,043,750
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,125,530
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,909,300
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		527,750	(a)(h)
Total Diversified Financial Services					9,743,580
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		655,650	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		867,600	(a)
Total Insurance					1,523,250
Real Estate Management & Development — 0.8%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,310,000		1,368,950	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,750,000		1,848,437	(a)
Total Real Estate Management & Development					3,217,387
Total Financials					40,783,091
Health Care — 5.7%
Health Care Equipment & Supplies — 1.1%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		871,459	(a)(e)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,818,745	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,020,000		1,982,125
Total Health Care Equipment & Supplies					4,672,329

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 4.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		$536,805
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,027,025
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	363,797	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,818,984	(b)
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	340,000		346,800
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,900,000		1,976,000
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	230,000		236,900
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,670,000		1,778,550
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		1,000,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,120,000		2,212,750
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		464,938	(a)
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	330,000		361,350	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	190,000	EUR	224,845	(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,850,000		2,099,750
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,770,000		1,517,775
Total Health Care Providers & Services					16,966,269
Pharmaceuticals — 0.5%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,190,000		1,227,188	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	780,000		791,700	(a)
Total Pharmaceuticals					2,018,888
Total Health Care					23,657,486
Industrials — 13.6%
Aerospace & Defense — 1.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,720,000		1,505,000	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		860,000
Erickson Inc., Secured Notes	8.250%	5/1/20	1,745,000		1,430,900
GenCorp Inc., Secured Notes	7.125%	3/15/21	620,000		658,750
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,000,000		2,007,500	(a)(d)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	580,000		584,350	(a)
Total Aerospace & Defense					7,046,500
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,560,000		1,664,325	(a)
Airlines — 0.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		483,667	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,145,965		1,331,612
Total Airlines					1,815,279

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,190,000		$1,065,050	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,246,525	(a)
Total Building Products					2,311,575
Commercial Services & Supplies — 2.2%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	650,000		638,625	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		744,600	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000		2,653,012
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000		1,493,130	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	489,000		520,785	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,338,738
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	390,000		419,250
West Corp., Senior Notes	5.375%	7/15/22	480,000		468,000	(a)
Total Commercial Services & Supplies					9,276,140
Construction & Engineering — 1.5%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	580,000	EUR	700,973	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	130,000	EUR	157,115	(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000		762,550	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	860,000		889,025	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,280,000		1,203,200	(a)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,540,000		1,509,200	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,230,000		928,650	(a)
Total Construction & Engineering					6,150,713
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		861,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	760,000		773,300	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	181,118	(a)
Total Electrical Equipment					1,815,418
Machinery — 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	500,000		525,000	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,431,275	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	450,000		438,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,085,000
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	339,225	EUR	419,687	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	122,300	EUR	$151,308	(b)
Onex Wizard Acquisition Co. II SCA, Senior Bonds	7.750%	2/15/23	470,000	EUR	553,566	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		761,400	(a)
Total Machinery					6,365,986
Marine — 1.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	786,000		791,895	(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,670,000		2,683,350	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		999,900
Total Marine					4,475,145
Road & Rail — 1.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,050,000		1,060,500	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,430,000		1,401,400	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	780,000		806,325	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,000,000		1,035,000	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,050,000		913,500	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,609,000		1,693,473
Total Road & Rail					6,910,198
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,146,075
Transportation — 1.6%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,491,000	(a)
JCH Parent Inc., Senior Notes	10.500%	3/15/19	2,500,000		2,325,000	(a)(e)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,656,400	(a)(e)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	1,430,000		1,272,700	(a)
Total Transportation					6,745,100
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000		730,800	(a)
Total Industrials					56,453,254
Information Technology — 3.2%
Electronic Equipment, Instruments & Components — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,090,000		1,090,000
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	419,574	(a)
Total Electronic Equipment, Instruments & Components					1,509,574

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.8%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		$2,635,850
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	711,000		756,326
Total Internet Software & Services					3,392,176
IT Services — 1.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,150,000		868,250	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	330,000		355,575	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,070,000		2,478,825
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,409,000		1,648,530
Total IT Services					5,351,180
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	810,000		831,262	(a)
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	590,000		629,825	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	950,000	EUR	1,116,253	(a)
Total Software					1,746,078
Technology Hardware, Storage & Peripherals — 0.1%
Project Homestake Merger Corp., Senior Notes	8.875%	3/1/23	210,000		210,000	(a)
Total Information Technology					13,040,270
Materials — 10.2%
Chemicals — 1.4%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	630,000		641,025	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	620,000		584,350	(a)(e)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	2,000,000		2,070,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,474,768	(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	451,773	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	354,092	(b)
Total Chemicals					5,576,008
Construction Materials — 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,050,000		1,013,250	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	390,000		370,500	(a)
Total Construction Materials					1,383,750
Containers & Packaging — 3.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,054,282		1,101,725	(a)(e)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,000,453	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	390,000		391,950	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	148,235		147,865	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,250,000		$1,265,625	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	550,000		536,937	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,310,000		1,368,950	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,460,000		1,489,200	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,910,000		1,986,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		418,200
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	840,000		855,750	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,290,000		1,336,762
Total Containers & Packaging					13,899,817
Metals & Mining — 4.1%
ArcelorMittal, Senior Notes	7.000%	2/25/22	960,000		1,087,392
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,560,000		2,502,400	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	3,510,000		3,159,000
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	270,000		256,163	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,070,000		898,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,290,000		103,200	(a)(d)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,418		0	(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.500%	12/15/19	670,000		673,350	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		1,825,950	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,016,000		1,071,880
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		778,850	(a)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	1,005,886	(a)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,400,000		1,540,000	(a)(e)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	620,000		542,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		765,400
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	660,000		684,750
Total Metals & Mining					16,895,521
Paper & Forest Products — 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,840,000		1,963,150	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	860,000		834,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,475,720
Total Paper & Forest Products					4,273,070
Total Materials					42,028,166

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 10.0%
Diversified Telecommunication Services — 4.4%
CCOH Safari LLC, Senior Bonds	5.500%	12/1/22	900,000		$932,625
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,247,500	(a)
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,930,000		2,739,550
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000		108,021
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,930,000		2,113,350
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000		553,150
Level 3 Financing Inc., Senoir Notes	5.625%	2/1/23	1,080,000		1,117,800	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,003,100	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	550,852	(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	1,450,000		1,471,750
Windstream Corp., Senior Notes	6.375%	8/1/23	1,270,000		1,173,163
Ziggo Bond Finance BV, Senior Notes	5.875%	1/15/25	410,000		430,500	(a)
Total Diversified Telecommunication Services					18,441,361
Wireless Telecommunication Services — 5.6%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	140,000	EUR	167,830	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,530,000		2,647,012	(a)
Altice Finco SA, Senior Notes	7.625%	2/15/25	440,000		458,924	(a)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	905,759	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		4,923,450
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,249,850
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000		2,586,300	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,310,000		2,396,625
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	450,000		480,042
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	390,000		411,937
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,070,000		2,164,206
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000		2,488,450	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	800,000		709,808	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	520,000		461,375	(a)
Total Wireless Telecommunication Services					23,051,568
Total Telecommunication Services					41,492,929
Utilities — 4.1%
Electric Utilities — 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,000,000		1,100,000
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000		1,610,489
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	141,540		150,386
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,820,000		1,974,700

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	181,268	$183,081
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,484,375	2,700,744
Total Electric Utilities				7,719,400
Independent Power and Renewable Electricity Producers — 2.2%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	700,000	731,500
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,150,000	2,315,292	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,890,000	1,899,450	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,078,770	3,355,860
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	840,000	875,700	(a)
Total Independent Power and Renewable Electricity Producers				9,177,802
Total Utilities				16,897,202
Total Corporate Bonds & Notes (Cost — $375,465,042)				374,323,750
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	340,000	311,738
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	900,850	693,654	(a)(d)(e)
Total Convertible Bonds & Notes (Cost — $1,213,438)				1,005,392
Senior Loans — 2.6%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,071,656	(j)(k)
Specialty Retail — 0.9%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	510,000	360,570	(j)(k)
Petsmart Inc., Bridge Loan	—	4/1/16	3,440,000	3,440,000	(c)(d)(l)
Total Specialty Retail				3,800,570
Total Consumer Discretionary				4,872,226
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	447,188	(j)(k)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	880,000	880,000	(j)(k)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,100,000	1,083,500	(j)(k)

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	799,373	$820,023	(j)(k)
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,652,114	2,668,690	(j)(k)
Total Senior Loans (Cost — $10,850,041)				10,771,627

			Shares
Common Stocks — 3.0%
Consumer Discretionary — 0.6%
Automobiles — 0.6%
Ford Motor Co.			105,433	1,722,775
General Motors Co.			16,796	626,659
Total Automobiles				2,349,434
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			68,957	0	*(c)(d)(i)
Total Consumer Discretionary				2,349,434
Financials — 2.0%
Banks — 2.0%
Barclays PLC, ADR			61,000	967,460
Citigroup Inc.			119,668	6,272,997
JPMorgan Chase & Co.			20,262	1,241,655
Total Financials				8,482,112
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			13,300	1,103,900	*(c)(d)
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares			633,775	418,291	*(d)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			2,742,654	182,164	*
Total Common Stocks (Cost — $12,832,194)				12,535,901

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.2%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp.	6.000%		7,600	$372,704
SandRidge Energy Inc.	8.500%		7,400	375,994
Total Energy				748,698
Health Care — 0.1%
Pharmaceuticals — 0.1%
Actavis PLC	5.500%		221	226,746
Total Convertible Preferred Stocks (Cost — $1,678,975)				975,444
Preferred Stocks — 2.0%
Financials — 2.0%
Consumer Finance — 2.0%
GMAC Capital Trust I (Cost — $7,815,124)	8.125%		319,200	8,308,776	(h)
		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	118,020	*(a)
Jack Cooper Holdings Corp.		5/6/18	846	59,220	*(a)
Total Warrants (Cost — $46,253)				177,240
Total Investments — 98.5% (Cost — $409,901,067#)				408,098,130
Other Assets in Excess of Liabilities — 1.5%				6,219,614
Total Net Assets — 100.0%				$414,317,744

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	The coupon payment on these securities is currently in default as of February 28, 2015.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Value is less than $1.

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of February 28, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
AUD	— Australian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

February 28, 2015

Assets:
Investments, at value (Cost — $409,901,067)	$408,098,130
Foreign currency, at value (Cost — $399,451)	398,626
Cash	2,448,103
Interest and dividends receivable	8,378,783
Receivable for securities sold	1,994,166
Unrealized appreciation on forward foreign currency contracts	451,155
Deposits with brokers for open futures contracts	39,986
Deposits with brokers for centrally cleared swap contracts	1,876
Prepaid expenses	25,293
Total Assets	421,836,118

Liabilities:
Payable for securities purchased	7,131,419
Investment management fee payable	252,312
Unrealized depreciation on forward foreign currency contracts	61,830
Payable to broker — variation margin on open futures contracts	4,063
Directors’ fees payable	1,249
Accrued expenses	67,501
Total Liabilities	7,518,374
Total Net Assets	$414,317,744

Net Assets:
Par value ($0.001 par value, 22,783,370 shares issued and outstanding; 100,000,000 shares authorized)	$22,783
Paid-in capital in excess of par value	430,805,546
Overdistributed net investment income	(1,074,600)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(13,953,079)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(1,482,906)
Total Net Assets	$414,317,744

Shares Outstanding	22,783,370

Net Asset Value	$18.19

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 28, 2015

Investment Income:
Interest	$16,168,891
Dividends	425,076
Less: Foreign taxes withheld	(102)
Total Investment Income	16,593,865

Expenses:
Investment management fee (Note 2)	1,664,573
Directors’ fees	30,072
Audit and tax fees	26,779
Transfer agent fees	26,153
Fund accounting fees	21,978
Legal fees	21,770
Shareholder reports	17,126
Stock exchange listing fees	10,589
Custody fees	4,835
Insurance	3,979
Miscellaneous expenses	5,458
Total Expenses	1,833,312
Net Investment Income	14,760,553

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(9,984,217)
Futures contracts	(120,018)
Foreign currency transactions	4,469,895
Net Realized Loss	(5,634,340)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(21,014,863)
Futures contracts	36,111
Foreign currencies	(325,672)
Change in Net Unrealized Appreciation (Depreciation)	(21,304,424)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(26,938,764)
Decrease in Net Assets from Operations	$(12,178,211)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended February 28, 2015 (unaudited) and the Year Ended August 31, 2014	2015	2014

Operations:
Net investment income	$14,760,553	$31,327,327
Net realized gain (loss)	(5,634,340)	308,761
Change in net unrealized appreciation (depreciation)	(21,304,424)	9,771,007
Increase (Decrease) in Net Assets from Operations	(12,178,211)	41,407,095

Distributions to Shareholders From (Note 1):
Net investment income	(15,037,024)	(31,004,725)
Return of capital	—	(2,145,078)
Decrease in Net Assets from Distributions to Shareholders	(15,037,024)	(33,149,803)
Increase (Decrease) in Net Assets	(27,215,235)	8,257,292

Net Assets:
Beginning of period	441,532,979	433,275,687
End of period*	$414,317,744	$441,532,979
*Includesoverdistributed net investment income of:	$(1,074,600)	$(798,129)

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2015[1,2]	2014[1]	2013[1]	2012[1]	2011[1,3]

Net asset value, beginning of period	$19.38	$19.02	$18.36	$17.93	$19.06 [4]

Income (loss) from operations:
Net investment income	0.65	1.38	1.49	1.63	1.33
Net realized and unrealized gain (loss)	(1.18)	0.44	0.82	0.56	(1.14)
Total income (loss) from operations	(0.53)	1.82	2.31	2.19	0.19

Less distributions from:
Net investment income	(0.66) [5]	(1.37)	(1.63)	(1.67)	(1.32)
Net realized gains	—	—	—	(0.09)	—
Return of capital	—	(0.09)	(0.02)	—	—
Total distributions	(0.66)	(1.46)	(1.65)	(1.76)	(1.32)

Net asset value, end of period	$18.19	$19.38	$19.02	$18.36	$17.93

Market price, end of period	$16.06	$17.17	$17.65	$19.74	$18.43
Total return, based on NAV[6,7]	(2.70)%	9.80%	12.89%	13.16%	0.90%
Total return, based on Market Price[8]	(2.58)%	5.54%	(2.25)%	18.40%	(1.16)%

Net assets, end of period (millions)	$414	$442	$433	$417	$401

Ratios to average net assets:
Gross expenses	0.88%[9]	0.89%	0.88%	0.89%	0.93%[9]
Net expenses[10]	0.88 [9]	0.89	0.88	0.89	0.91 [9,11]
Net investment income	7.09 [9]	7.07	7.77	9.22	8.11 [9]

Portfolio turnover rate	26%	42%	55%	53%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2015 (unaudited).

[3]	For the period October 27, 2010 (commencement of operations) through August 31, 2011.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	The investment manager has agreed to reimburse all organizational expenses .

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these

24	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$70,700,351	$1,413,902		$72,114,253
Materials	—	42,028,166	0	*	42,028,166
Other corporate bonds & notes	—	260,181,331	—		260,181,331
Convertible bonds & notes	—	1,005,392	—		1,005,392
Senior loans	—	10,771,627	—		10,771,627
Common stocks:
Consumer discretionary	$2,349,434	—	0	*	2,349,434
Health care	—	—	1,103,900		1,103,900
Other common stocks	9,082,567	—	—		9,082,567
Convertible preferred stocks:
Energy	375,994	372,704	—		748,698
Health care	226,746	—	—		226,746
Preferred stocks	8,308,776	—	—		8,308,776
Warrants	—	177,240	—		177,240
Total investments	$20,343,517	$385,236,811	$2,517,802		$408,098,130
Other financial instruments:
Forward foreign currency contracts	—	$451,155	—		$451,155
Total	$20,343,517	$385,687,966	$2,517,802		$408,549,285

26	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$16,022	—	—	$16,022
Forward foreign currency contracts	—	$61,830	—	61,830
Total	$16,022	$61,830	—	$77,852

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At February 28, 2015, securities valued at $372,704 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2015, the Fund did not hold any credit default swaps to sell protection.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an

28	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $61,830. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited

32	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

receives a fee from Western Asset, payable monthly, in an amount equal to 0.56% of the Fund’s average weekly net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$123,555,647
Sales	106,823,028

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,314,047
Gross unrealized depreciation	(22,116,984)
Net unrealized depreciation	$(1,802,937)

At February 28, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	26	6/15	$3,306,697	$3,322,719	$(16,022)

At February 28, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	294,680	EUR	257,877	Citibank, N.A.	5/13/15	$5,858
USD	538,888	EUR	470,000	Citibank, N.A.	5/13/15	12,488
USD	8,367,571	EUR	7,294,925	Credit Suisse	5/13/15	197,254
USD	1,903,893	GBP	1,250,229	Credit Suisse	5/13/15	(25,343)
USD	3,295,193	EUR	2,874,709	JPMorgan Chase & Co.	5/13/15	75,518
USD	7,969,497	EUR	6,972,731	UBS AG	5/13/15	160,037
USD	2,893,522	GBP	1,898,773	UBS AG	5/13/15	(36,487)
Total						$389,325

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$451,155

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$16,022	—	$16,022
Forward foreign currency contracts	—	$61,830	61,830
Total	$16,022	$61,830	$77,852

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(120,018)	—	$(120,018)
Forward foreign currency contracts[1]	—	$4,715,855	4,715,855
Total	$(120,018)	$4,715,855	$4,595,837

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$36,111	—	$36,111
Forward foreign currency contracts[1]	—	$(339,339)	(339,339)
Total	$36,111	$(339,339)	$(303,228)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

34	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report

During the six months ended February 28, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$8,303,438
Forward foreign currency contracts (to buy)[1]	4,456,567
Forward foreign currency contracts (to sell)	35,227,236

[1]	At February 28, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at February 28, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$451,155	—	$451,155

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$4,063	$(4,063)	—
Forward foreign currency contracts	61,830	—	$61,830
Total	$65,893	$(4,063)	$61,830

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to February 28, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/20/2015	3/27/2015	$0.1100
4/17/2015	4/24/2015	$0.1100
5/22/2015	5/29/2015	$0.1100

6. Deferred capital losses

As of August 31, 2014, the Fund had deferred capital losses of $7,162,277, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Semi-Annual Report	35

Board approval of management agreement and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

36	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non- U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset High Yield Defined Opportunity Fund Inc.	37

Board approval of management agreement and sub-advisory agreements (unaudited) (cont’d)

the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eight funds for the 1-year period ended June 30, 2014 and six funds for the 3-year period ended that date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked fifth among the funds in the Performance Universe for the 1-year period ending June 30, 2014 (first being best in these performance rankings) and was worse than the Performance Universe median for that period. The Lipper Performance Information also showed that the Fund’s performance for the 3-year period ended June 30, 2014 was ranked fourth among the funds in the Performance Universe and was worse than the Performance Universe median for that period. The Manager noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for each of the 1- and 3-year periods ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements

38	Western Asset High Yield Defined Opportunity Fund Inc.

in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other nonleveraged high yield closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had average net common share assets ranging from $48.8 million to $700.0 million. Two of the Expense Universe funds were larger than the Fund and four were smaller. The Expense Universe included three other Legg Mason Closed-end Funds managed by Western Asset.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe and was at the Expense Universe median for each of those expense components. The Fund’s actual total expenses ranked second among the funds in the Expense Universe and were better (i.e., lower) than the Expense Universe median for that expense component. The Board noted that the small number of funds in the Expense Universe made meaningful comparisons difficult. The Board also took into consideration that the small Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset, further complicating meaningful expense comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock

Western Asset High Yield Defined Opportunity Fund Inc.	39

Board approval of management agreement and sub-advisory agreements (unaudited) (cont’d)

Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for each of the Non-U.S. Sub-Advisers is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 3 percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets

40	Western Asset High Yield Defined Opportunity Fund Inc.

generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Yield Defined Opportunity Fund Inc.	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Yield Defined Opportunity Fund Inc. was held on December 15, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Eileen A. Kamerick	20,234,898	457,772
Riordan Roett	20,275,630	417,040

At February 28, 2015, in addition to Eileen A. Kamerick and Riordan Roett, the other Directors of the Fund were as follows:

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Leslie H. Gelb

William R. Hutchinson

*	Effective January 1, 2015, Mr. Agdern became a Director.

42	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

Western Asset High Yield Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

44	Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013399 4/15 SR15-2465

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015